UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2003



                               The TAG Group, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)



                  Florida                 0-33041           90-0052652
      ------------------------------    ------------    -------------------
              State or other            (Commission       (IRS Employer
      jurisdiction of Incorporation)    File Number)    Identification No.)


         5065 Carnegie Boulevard, Suite 200, Charlotte, NC     28209
         -------------------------------------------------   ----------
             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (704) 319-2220
                                                           --------------


                              Life Petroleum, Inc.
                             ---------------------
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant.

         Effective August 19, 2003, the Registrant dismissed its independent auditor Salberg & Company, P.A. to retain Scharf Pera & Co. PLLC as its independent auditor.

         The report of Salberg & Company, P.A. on the financial statements for the Registrant's fiscal years ended December 31, 2001, and December 31, 2002, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, scope of audit or accounting principles, except that there was an explanatory paragraph as to our ability to continue as a going concern.

         The Registrant currently does not have an Audit Committee. The decision to change accountants was recommended by Registrant's Board of Directors.

         During the years ended December 31, 2001 and December 31, 2002 and from January 1, 2003, through August 19, 2003, there were no disagreements with Salberg & Company, P.A. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Salberg & Company, P.A., would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event.

         During the years ended December 31, 2001 and December 31, 2002 and the quarter ended March 31, 2003, the Registrant did not consult Scharf Pera & Co., PLLC regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

         The Registrant has provided Salberg & Company, P.A. with a copy of this disclosure and has requested that Salberg & Company, P.A. furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter from Salberg & Company, P.A. addressed to the SEC dated August 19, 2003, is filed as Exhibit No. 16.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements not applicable.

         (b) Exhibits.

         16.1 Letter from Salberg & Company, P.A. on change in certifying accountant. Filed herewith.



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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE TAG GROUP, INC.,
                                        Formerly known as Life Petroleum, Inc.


Date: August 19, 2003                   By: /s/ Doyal Bryant
                                            -----------------------
                                            Doyal Bryant, President









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
                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

  16.1 Letter from Salberg & Company, P.A. on change in certifying accountant.









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